Exhibit 99.2

Vector Group Announces Agreement to be Acquired by JT Group

August 21, 2024

Delivers significant value for stockholders while positioning Vector Group for long-term success

MIAMI—(BUSINESS WIRE)—Aug. 21, 2024 — Vector Group Ltd. (NYSE: VGR) today announced that it has entered into a definitive agreement to be acquired by JT Group, a global company headquartered in Tokyo, Japan, operating in tobacco, pharmaceuticals and processed food. JT Group’s global tobacco business, headquartered in Geneva, Switzerland, manufactures and sells some of the world’s best-known brands in over 130 markets worldwide – including Winston and Camel (outside the U.S.), as well as MEVIUS and LD.

Under the terms of the agreement, JT Group will offer to acquire all outstanding shares of Vector Group common stock for $15.00 per share in cash, which represents a premium of 29.9% over the 60-day volume-weighted average share price, or approximately $2.4 billion of total equity value (in addition to redemption or repayment of debt), through a tender offer and second-step merger. The Boards of Directors of both companies have unanimously approved the merger agreement. Details regarding the process will be available in Vector Group’s Recommendation Statement for the tender offer, which Vector Group will file shortly with the Securities and Exchange Commission (“SEC”). After closing, Vector Group will become a wholly owned subsidiary of JT Group.

“Vector Group and JT Group share a commitment to quality and excellence and providing consumers an outstanding value proposition in the U.S. cigarette market,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd. “This transaction delivers significant value to Vector Group stockholders and creates opportunities for our employees, who will become part of a leading global organization. Vector Group has an incredibly talented team who have been completely dedicated to building a strong business. JT Group has deep respect for Liggett Vector Brands’ legacy of value-focused, quality products and looks forward to continuing to meet customers’ evolving needs.”

The transaction is subject to customary closing conditions, including the tender of a majority of the outstanding shares of Vector Group and the receipt of applicable regulatory approvals. The transaction is expected to close in the fourth quarter of 2024.

Jefferies LLC served as exclusive financial advisor and Sullivan & Cromwell LLP served as legal advisor to Vector Group. J.P. Morgan Securities LLC and J.P. Morgan Securities plc are serving as exclusive financial advisor to JT Group, Ernst & Young Tax Co. is acting as its financial and tax advisor and Freshfields Bruckhaus Deringer US LLP is acting as its legal advisor.

About Vector Group

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco LLC and New Valley LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

Investors and others should note that we may post information about the Company or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on LinkedIn, Twitter or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in the Company to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.

Additional Information and Where to Find it

The tender offer described in this communication has not yet commenced. This communication is neither an offer to purchase nor a solicitation of an offer to sell shares of Vector Group. At the time the offer is commenced, JTI (US) Holding Inc. and its merger subsidiary, Vapor Merger Sub Inc., will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and Vector Group will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Vector Group stockholders and other investors are urged to read the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as they may be amended from time to time, when they become available because they will contain important information that should be read carefully before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Vector Group. In addition, all of these materials (and all other materials filed by Vector Group with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Vector Group at www.VectorGroupLtd.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, may be forward-looking statements. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “should,” “likely,” “will” and other words and terms of similar meaning. Forward-looking statements include, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for Vector Group’s business; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties.

Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; the risk that the proposed transaction may not be completed in a timely manner or at all; uncertainties as to how many of Vector Group’s stockholders will tender their stock in the offer; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of this announcement or pendency of the proposed transaction on Vector Group’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to diverting management’s attention from Vector Group’s ongoing business operations; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Vector Group’s control; transaction costs; and other risks and uncertainties detailed from time to time in documents filed with the Securities and Exchange Commission (“SEC”) by Vector Group, including Vector Group’s current annual report on Form 10-K on file with the SEC, as well as the Schedule 14D-9 to be filed by Vector Group and the tender offer documents to be filed by JTI (US) Holding Inc. and Vapor Merger Sub Inc.

Vector Group is providing the information in this filing as of this date and assumes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law.

View source version on businesswire.com: https://www.businesswire.com/news/home/20240820090283/en/

Investor Relations

J. Bryant Kirkland III, Vector Group Ltd.

305-579-8000

Media

FGS Global

212-687-8080 (U.S.)

VectorGroup@fgsglobal.com

Source: Vector Group Ltd.